SEI INSTITUTIONAL MANAGED TRUST

Multi-Strategy Alternative Fund

Supplement Dated April 29, 2011
to the Class A Shares Prospectus Dated January 31, 2011

This Supplement sets forth corrections to the following information in the Class A Shares Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes.

Change in the Fund Summary for the Multi-Strategy Alternative Fund (the "Fund")

The sub-sections entitled "Annual Fund Operating Expenses" and "Example," in the "Fees and Expenses" section of the Fund Summary for the Fund are hereby deleted and replaced with the following:

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	1.50%
Distribution (12b-1) Fees	None
Other Expenses	0.69	%*
Acquired Fund Fees and Expenses (AFFE)	1.47	%†
Total Annual Fund Operating Expenses	3.66%

*  Other expenses are based on estimated amounts for the current fiscal year.

†   Because the Fund is expected to incur AFFE during the current fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in underlying funds. AFFE is based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Multi-Strategy Alternative Fund—Class A Shares	$368	$1,120

There are no other changes in the Fund Summary for the Fund.

Change in the Fee Waivers Disclosure

In the sub-section entitled "Information About Fee Waivers," under the section entitled "Investment Adviser and Sub-Advisers," the text in the chart relating to the Fund is hereby deleted and replaced with the following:

Fund Name—Class A Shares	Total Annual Fund Operating Expenses (before fee waivers)	Total Annual Fund Operating Expenses (after fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE and after commission recapture, if applicable)*
Multi-Strategy Alternative Fund***	3.66%	1.97%	0.50%	0.50%

There are no other changes to the Fund's fee waivers disclosure.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-732 (4/11)